| FCPT | SEPTEMBER 20211 INVESTOR PRESENTATION | SEPTEMBER 2021 www.fcpt .com FOUR CORNERS PROPERTY TRUST N YS E : F C P T

| FCPT | SEPTEMBER 20212 FORWARD LOOKING STATEMENTS AND DISCLAIMERS Cautionary Note Regarding Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward- looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2020 and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission Notice Regarding Non-GAAP Financial Measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non- GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 25 of this presentation.

| FCPT | SEPTEMBER 20213 AGENDA Company Overview Page 3 Restaurant Industry Update Page 13 Appendix and Selected Supplemental Slides Page 17

| FCPT | SEPTEMBER 20214 EXECUTIVE SUMMARY Portfolio Update1 FCPT is a public net-lease REIT focused primarily on the acquisition and ownership of high-quality restaurant and other retail properties  Portfolio of 833 properties across 95 restaurant and retail brands continues to perform well with occupancy at 99.7%, and sector leading rent collections of 99.8% for the second quarter of 2021  Weighted average lease term of 9.7 years with less than 8.1% of portfolio base rent expiring before 2027  Many of FCPT’s restaurant tenants are experiencing sales levels in excess of 2019 pre-pandemic levels Liquidity and Capital Markets  In April, issued $100 million of private notes at a weighted average interest rate of 2.70%2  In June, amended and extended FCPT’s $650 million revolving credit facility through 2025. Borrowings under the amended revolving facility are priced 20 basis points lower than under the prior agreement, at LIBOR plus 125 basis points, and the term loans bear interest at LIBOR plus 125 basis points  No near-term debt maturities with weighted average maturity of 5.6 years and current leverage at 5.6x3 Acquisitions  Acquired $84 million of properties in the third quarter to date at a weighted average cap rate of 6.3%4  Acquired $164 million year to date at a weighted average cap rate of 6.5%4  Expanded acquisitions in non-restaurant sectors which have represented 59% of transactions closed year to date, including a focus on the medical retail and auto service sectors which are more e-commerce and recession resistant ____________________ Figures as of 6/30/2021, unless otherwise noted 1. Based on contractual Annual Base Rent as defined in glossary, except for occupancy which is based on portfolio square footage. 2. In connection with this offering, the Company terminated interest rate swaps entered into previously to partially hedge the Treasury rate of this offering at a gain which will be amortized over the life of the Notes and lower by approximately 0.17% the all-in annual interest rate expense on these Notes. 3. Net debt to adjusted EBITDAre leverage as of 6/30/2021, see page 26 for reconciliation of net income to adjusted EBITDAre and page 25 for non-GAAP definitions. 4. Announced closings through 9/3/2021.

| FCPT | SEPTEMBER 20215 ACQUIS IT IONS BY YEAR 5 | FCPT | OCTOBER 2019 Note: Figures exclude capitalized transaction costs. Initial cash yield calculation excludes $2.1 million, and $2.4 million of real estate purchases in our Kerrow operating business for 2019 and 2020, respectively. 1. Announced closings through 9/3/2021. 2016 2017 2018 59 properties $94 million 6.6% initial cash yield 0% non-restaurant 10% corporate 43 properties $99 million 6.8% initial cash yield 0% non-restaurant 51% corporate 97 properties $263 million 6.5% initial cash yield 0% non-restaurant 90% corporate 2019 2020 2021 (YTD)1 90 properties $199 million 6.5% initial cash yield 13% non-restaurant 80% corporate 101 properties $223 million 6.5% initial cash yield 32% non-restaurant 71% corporate 75 properties $164 million 6.5% initial cash yield 59% non-restaurant 80% corporate FCPT has experienced strong acquisition levels since initiating acquisition activity in July 2016

2021 ACQUISITIONS YEAR TO DATE


Olive Garden
chili's
KFC

2021 Closed Acquisitions

	# of Properties	Purchase Price ($ millions)	Initial Cash Yield	Term (years)
Q1 2021 Summary:	**13**	**$33.9**	**6.6%**	**10**
Q2 2021 Summary:	**23**	**$45.6**	**6.9%**	**7**

Tenant	Location	# of Properties	Operator / Guarantor	Purchase Price ($ millions)	Initial Cash Yield	Term (years)	Announced Close
Brookfield: Outback Steakhouse	WA	1	Franchisee	$1.9	--	3	7/16/2021
Outback Steakhouse	FL	1	Corporate	$2.3	--	8	7/22/2021
Aspen Dental / Starbucks	IL	1	Corporate	$3.4	--	--	7/23/2021
Sonic Portfolio	KY	8	Franchisee	$10.6	6.2%	20	7/30/2021
Service King	TX	2	Corporate	$6.6	6.2%	20	8/2/2021
BP / 7-Eleven	OH	1	Corporate	$3.7	6.4%	14	8/4/2021
Popeyes / Bojangles	NC	2	Franchisee	$4.6	--	15	8/5/2021
National Tire & Battery / Goodyear	LA	2	Corporate	$2.7	6.7%	6	8/17/2021
Gerber Collision	WI	1	Corporate	$1.7	7.0%	9	8/18/2021
Eye Care for Animals / Thrive Vet Care	IL, RI	2	Corporate	$3.9	6.6%	8	8/24/2021
O'Reilly Auto Parts	IL	1	Corporate	$2.3	6.5%	5	8/25/2021
Tires Plus Portfolio	GA	8	Corporate	$12.9	--	--	8/25/2021
Caliber Collision	VA	1	Corporate	$1.4	6.4%	11	8/26/2021
VCA	FL	1	Corporate	$2.5	6.5%	8	9/2/2021
Chili's Portfolio	VA, MD	6	Corporate	$20.6	--	15	9/2/2021
Fresenius	LA	1	Corporate	$3.1	6.6%	6	9/3/2021
Q3 2021 Total/Weighted Average QTD		**39**		**$84.3**	**6.3%**	**12**	
Total/Weighted Average YTD		**75**		**$163.8**	**6.5%**	**10**	

6 | FCPT | SEPTEMBER 2021

FCPT

ACQUISITION GROWTH


Olive Garden
chili's
KFC

Annual Cash Base Rent ($ million)[1]

+10% CAGR


94.4
94.4
94.4
95.9
101.0
102.1
105.2
105.3
108.0
109.4
109.6
120.9
125.6
126.8
129.7
130.9
139.4
142.0
144.1
147.8
156.0
158.2
161.6
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21

Number of Properties

+13% CAGR


418
418
418
434
475
484
506
508
515
527
535
591
610
621
642
650
699
722
733
751
799
810
833
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21

1. *As defined on page 25.*

7 | FCPT | SEPTEMBER 2021

FCPT

| FCPT | SEPTEMBER 20218 NON-RESTAURANT ACQUIS IT IONS OVERVIEW 8 | FCPT | OCTOBER 2019 ___________________ Figures as of 6/30/2021, unless otherwise noted 1. As defined on page 25.  FCPT began focusing on non-restaurants as an outgrowth of the outparcel strategy  The properties share similar characteristics as restaurants with good real estate qualities such as strong demographics, customer visibility, and are supported by attractive residual land values  First non-restaurant transaction closed in October 2019  Non-restaurant properties (72 leases) currently represent 6% of the portfolio by annual base rent1  Current focus is primarily on auto service and medical retail as these are sectors that are more resistant to both e-commerce and recessionary pressures  Additionally, these sectors were deemed essential during the COVID-19 Pandemic

| FCPT | SEPTEMBER 20219  Auto service is a resilient industry as it is both e-commerce and recession resistant. It has a service component and consumer cost-savings angle to repair instead of purchasing new vehicles  Most auto service tenants were deemed “essential” businesses during COVID-19  Auto service tends to operate in high-traffic corridors with good visibility, boosting the intrinsic real estate value and reuse potential  More limited relocation options due to zoning restrictions lead to high tenant renewal probability Representative Acquired Brands  Portfolio includes 31 properties (3% of annual base rent) in auto service sector1  FCPT is targeting auto service centers (including collision and tire), auto part retailers, and gas stations with large format convenience stores  FCPT’s focus is on sectors and properties that are resistant to a long-term electric vehicle transition NON-RESTAURANT: AUTO SERVICE INDUSTRY ___________________ 1. As of June 30, 2021.

| FCPT | SEPTEMBER 202110 Representative Acquired Brands NON-RESTAURANT: MEDICAL RETAIL INDUSTRY  Portfolio includes 9 properties (1% of annual base rent)1  FCPT targets medical retail locations such as urgent care, dental clinics, dialysis centers, and veterinary care  E-commerce and recession resistant industry given its service- based nature  Deemed “essential” businesses during COVID-19  Large opportunity for growth with rapid spending increases on healthcare and pets – The number of urgent care centers has grown 52% since 20132 – Spending on pets has grown 14.7% since 20183  Medical net-lease opportunities are increasing given credit upgrades and store count growth that comes with consolidation amongst regional and national operators to take advantage of shared resources and costs  Site selection process is similar to that of branded restaurants for both chain dental and urgent care clinics boosting intrinsic real estate value and reuse potential  Large customer base as healthcare remains an essential service across lifespan  Favorable demographic tailwinds with both the aging of baby boomers and increased pet ownership ___________________ 1. As of June 30, 2021. 2. Source: Urgent Care Association. 3. Source: American Pet Products Association 2021 State of the Industry.

| FCPT | SEPTEMBER 202111 FCPT DEBT MATURITY SCHEDULE ___________________ Figures as of 6/30/2021 (1) The revolving credit facility expires on November 9, 2025 subject to FCPT’s availability to extend the term for one additional six-month period to May 9, 2026. Current Debt Maturity Schedule ($ millions) $50 $50 $150 $100 $250 $0 $0 $50 $150 $150 $75 $50 $100 $75 $50 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Undrawn Revolver Capacity Drawn Revolver Unsecured Term Loan Unsecured Notes $100 18% 5.6-year weighted average term for notes/term loans 94% fixed rate debt 3.43% weighted average cash interest rate $250 million available on revolver (1) 0% 0% 6% 18% 18% 12% 9% 6%9% 6%% of Total Debt Outstanding

| FCPT | SEPTEMBER 202112 ___________________ Figures represent FCPT financials as of and for three months ended 6/30/2021 1. Represents Q2 2021 annualized results. See page 26 for reconciliation of net income to adjusted EBITDAre and page 25 for non-GAAP definitions. 2. Figure represents Annual Cash Base Rent (ABR) as of 6/30/2021. 3. Based on quarterly cash dividend of $0.3175 per share declared on 6/14/2021 and paid on 7/15/2021 annualized. The declaration of future dividends will be at the discretion of FCPT’s Board of Directors. 4. Dividend yield calculated based on the price per share as of 6/30/2021 and declared dividend per share for the most recent quarter, annualized. 5. Net debt figure (in $ millions) represents total debt ($850 million) less cash and cash equivalents ($27 million) as of 6/30/2021. SUMMARY CAPITALIZATION AND F INANCIALS Capitalization ($ million, except per share) Share price (6/30/2021) $27.61 Shares and OP units outstanding (millions) 76.4 Equity value $2,108 Debt: Bank term debt $400 Revolving credit facility $0 Unsecured private notes $450 Total market capitalization $2,958 Less: Cash and cash equivalents ($27) Implied enterprise Value $2,931 Credit Metrics Current Net debt5 to enterprise value 28.1% Net debt5 to adjusted EBITDAre1 5.6x Current Trading Metrics Annual base rent2 ($ million) $161.6 Implied Cap Rate 5.4% Annualized Dividend per share3 $1.27 Dividend Yield3,4 4.6%

| FCPT | SEPTEMBER 202113 AGENDA Restaurant Industry Update Page 13 Company Overview Page 3 Appendix and Selected Supplemental Slides Page 17

| FCPT | SEPTEMBER 202114 DARDEN PERFORMANCE AND CONCENTRATION Inception November 2015 FCPT BBB- Rating January 2017 Pre-COVID Q4 2019 Post-COVID Q2 2021 Darden Restaurants Rating BBB BBB BBB BBB- Sales per Store - Olive Garden ($ millions) $4.9 $4.9 $5.1 $5.0 Sales per Store - LongHorn ($ millions) $3.7 $3.6 $3.8 $4.3 EBITDA Margins - Olive Garden 20.3% 19.9% 21.0% 25.5% EBITDA Margins - LongHorn 17.8% 19.1% 19.2% 20.6% Total Revenue ($ millions) $7,513 $7,738 $8,916 $9,117 Share Price (Dollars per Share) ~$55 ~$85 ~$120 ~$140 FCPT FCPT Rating N/A BBB- BBB- BBB- Darden Rent Coverage 4.2x 4.8x 5.1x 5.0x Number of Darden Restaurants 418 416 426 438 Darden as Percent of ABR1 100% 90% 71% 63% ___________________ 1. As defined on page 25. Note: Darden public SEC filing data from the fourth quarter (ended May) of each year annualized. FCPT data is for Q4 2015, Q2 2017, Q4 2019, and Q2 2021, respectively • Darden has reported strong results as it returns to pre-COVID sales levels

| FCPT | SEPTEMBER 202115 • Baird’s weekly restaurant survey shows quick service restaurants are performing above pre-COVID levels and casual dining restaurants have returned to pre-COVID levels Baird Restaurants Surveys: Weekly Same-Store Sales vs. Two-Years Prior (2019) ____________________ Source: Data per The Baird Restaurant Surveys (produced by R.W. Baird & Co. Equity Research) reported 8/30/2021 Note: Results shown may not be indicative of the ability or willingness of our tenants to pay rent on a timely basis or at all +13% +2% +15% -60% -50% -40% -30% -20% -10% 0% 10% 20% 30% Q2 2020 Q4 2020 4/4/2021 4/18/2021 5/2/2021 5/16/2021 5/30/2021 6/13/2021 6/27/2021 7/11/2021 7/25/2021 8/8/2021 8/22/2021 Overall Casual Dining Quick Service RESTAURANT SALES TRENDS BY SECTOR

| FCPT | SEPTEMBER 202116 State of emergency declared Christmas Grocery shortages begin • Kerrow operates seven franchised LongHorn Steakhouses in San Antonio as a 100% subsidiary of FCPT • Revenue is largely above pre-COVID levels, even when excluding the seventh location which opened in April 2021 Dining rooms go to 50-person max Cruise passengers test positive School starts Start take out beer/wine sales; simplified menu goes live First day dining rooms closed in San Antonio Stay at home order starts Ice storm causes water and power issues Public offices and local events close KERROW LONGHORN STEAKHOUSE COVID-19 IN IT IATIVES & PERFORMANCE -100% -80% -60% -40% -20% 0% 20% 40% 60% Jan-20 Mar-20 Apr-20 Jun-20 Jul-20 Aug-20 Oct-20 Nov-20 Jan-21 Feb-21 Apr-21 May-21 Jul-21 Mother’s Day; ran drive through business out of back door and dine in up front for social distancing First positive case in San Antonio Dining rooms reopen to 100% capacity Dining room 25% capacity begins Dining room 50% capacity begins Worked on low-cost dining room refresh while closed Year-over-year revenue1 Dining room 75% capacity begins Dining room capacity drops back to 50% Thanksgiving Dining room increases to 75% capacity Dining room capacity drops back to 50% Dining rooms reopen to 75% capacity ____________________ 1. Revenue post March 7th, 2021 is compared to 2019 revenue levels, since 2020 results after March 7th were impacted by the COVID-19 pandemic. Revenues also exclude the seventh LongHorn Steakhouse which opened April 26th, 2021. Father’s Day Seventh LongHorn Steakhouse opens1

| FCPT | SEPTEMBER 202117 AGENDA Appendix and Selected Supplemental Slides Page 17 Restaurant Industry Update Page 13 Company Overview Page 3

MAINTAINING ACQUISITION PHILOSOPHY AND CRITERIA


Olive Garden
chili's
KFC
BURGER KING

Acquisition Philosophy

- Acquire strong restaurants and retail brands that are well located with creditworthy lease guarantors
- Purchase assets only when accretive to cost of capital with a focus on low basis
- Focused on adding concepts that are category-leaders in resilient industries—only leading brands and no theaters, fitness, or entertainment in FCPT's portfolio or pipeline

Underwriting Criteria

- Acquisition criteria is approximately split 50% / 50% between **credit** and **real estate** metrics based on FCPT's proprietary scorecard
- The "score" allows FCPT to have an objective underwriting model and comparison tool for asset management as well

Credit Criteria (~50%):
- *Guarantor credit and fitness*
- *Brand durability*
- *Store performance*
- *Lease term*
- *Lease structure*

Real Estate Criteria (~50%):
- *Location*
- *Retail corridor strength and demographics*
- *Access/visibility*
- *Absolute and market rent*
- *Pad site and building reusability*



18 | FCPT | SEPTEMBER 2021

FCPT

OUTPARCEL STRATEGY:
A QUICK UPDATE


Olive Garden
chili's
KFC

- FCPT continues to engage with mall and shopping center owners including WPG, Brookfield, Seritage, and PREIT in repeat and expanded transactions. The parcelization process can take 3 to 12+ months depending on the jurisdiction
- FCPT has closed on $248 million of outparcel transactions representing 129 properties since initiating the strategy in October 2017, and currently expects to close on an additional $23 million of previously announced transactions
- For the closed major announced outparcel deals, 74% are ground leased, low rent properties, and 83% are corporate operators or lease guarantors with strong, national brands showing the strength of these acquired properties

Outparcel Closings Update

As of 8/3/2021	WPG II	Brookfield	Seritage	Other Outparcels	Total / Weighted Average[1]
Closed (Properties / $ millions)	*8 / $13*	*19 / $35*	*23 / $71*	*79 / $129*	*129 / $248*
Remaining to be Closed [2]					
Purchase Price ($ millions)	$10.8	$4.9	$7.3		$23
Leases	5	2	3		10
Price per Lease ($ millions)	$2.2	$2.5	$2.4		$2.3
Rent per square foot	$28	$14	$27		$21

1. Certain properties have been removed from the portfolios since transactions were initially announced as a result of continued deal negotiations.
2. The remaining to be closed transactions are each subject to customary closing conditions, diligence and regulatory approvals and there can be no assurance that these transactions will be consummated on the contemplated timeline, or at all, or that the Company's actual results will not differ materially from the figures set forth above.

19 | FCPT | SEPTEMBER 2021
FCPT

| FCPT | SEPTEMBER 202120 COM PAN Y MOM ENTUM SINCE INCEPTION IN NOV EMBER 2015 Team Members 4 +22 26 Annual Base Rent1 $94.4 million +$67.2 million / +71% $161.6 million Properties 418 +415 / +99% 833 Brands 5 +90 95 % Darden2 100% -37% 63% Overhead Efficiency3 10.0% -1.4% 8.6% Equity Market Cap $848 million +$1.2 billion $2.1 billion4 Enterprise Value $1.3 billion +$1.6 billion $2.9 billion4 Financial Leverage 4.6x +1.0x 5.6x4 Weighted Average Lease Term 15 years - 5.3 years 9.7 years As of 6/30/2021 1. Annual Cash Base Rent (ABR) as defined on page 25. 2. Based on Annual Base Rent. 3. Overhead Efficiency defined as cash G&A expense divided by cash rental income. 4. See page 12 for calculation. Restaurant Non-Restaurant At Inception Representative Brands

| FCPT | SEPTEMBER 202121 F C P T E V O L U T I ON S I N C E S P I N - O FF : S I G N I F I C A N T P R O G R E S S O N T E N A N T D I V E R S I F I C A TI ON ___________________ 1. Represents current Annual Cash Base Rent (ABR) as of 6/30/2021, as defined on page 25. 2. Other Darden represents Bahama Breeze, Cheddar’s, Seasons 52, and Eddie V’s branded restaurants. 74% 20% 6% Initial Portfolio at Spin: 418 Leases / 5 Brands Annual Base Rent of $94.4 million 100% Darden Exposure 104 leases 300 leases 14 leases FCPT Portfolio Today: 843 Leases / 95 Brands Annual Base Rent of $161.6 million1 63% Darden Exposure +71% in rent 47% 309 leases 13% 115 leases 3% 14 leases 9% 71 leases Other Restaurants 22% 262 leases 44 brands Non-Restaurant Retail 6% / 72 Leases / 44 Brands Other Darden2 Other Darden Brand Exposure by Annualized Base Rent (ABR)

GEOGRAPHIC DIVERSIFICATION



833 Properties

46 States

95 Brands

5.4 mm sq ft


WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
MD
DE
PA
NJ
NY
VT
NH
ME
MA
CT
RI
Annualized Base Rent[1] (%)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

Portfolio at Inception

Olive Garden, Seasons 52, wildfish Seafood Grille, LongHorn Steakhouse, Bahama Breeze Island Grille

Representative Acquired Brands

Burger King, Caliber Collision, Outback Steakhouse, Firestone, 7-Eleven, REI, BJ's Restaurant Brewhouse, Starbucks Coffee, citibank, Taco Bell, KFC, Buffalo Wild Wings Grill & Bar, Chick-fil-A, PNC, McDonald's, Chili's, verizon, Arby's, Wendy's, Texas Roadhouse, Popeyes Louisiana Kitchen

Figures as of 6/30/2021. Excludes seven owned / ground leased restaurants in the Kerrow Restaurant Operating Business

1. Annual Cash Base Rent (ABR) as defined on page 25.

22 | FCPT | SEPTEMBER 2021

FCPT

| FCPT | SEPTEMBER 202123 LEASE MATURITY SCHEDULE ___________________ Note: Excludes renewal options. All data as of 6/30/2021 1. Annual Cash Base Rent (ABR) as defined on page 25. 2. Occupancy based on portfolio square footage. Lease Maturity Schedule (% Annualized Cash Base Rent1) 0.8% 1.2% 1.9% 2.0% 2.1% 12.0% 13.1% 11.5% 11.1% 10.6% 7.2% 14.4% 1.5% 1.7% 2.2% 1.1% 0.1% 0.5% 1.8% 0.2% 0.0% 0.0% 2.8% 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 99.7% occupied2 as of 6/30/2021 Weighted average lease term of 9.7 years Less than 8.1% of rental income matures prior to 2027

| FCPT | SEPTEMBER 202124 BRAND DIVERSIF ICATION ___________________ 1. Annual Cash Base Rent (ABR) as of 6/30/2021 as defined on page 25. FCPT Portfolio Brands Rank Brand Name Number Square Feet (000s) % of ABR(1) Rank Brand Name Number Square Feet (000s) % of ABR(1) 1 Olive Garden 309 2,630 47.2% 16 Taco Bell 11 28 0.6% 2 Longhorn Steakhouse 115 645 13.4% 17 Caliber Collision 6 83 0.6% 3 Chili's 71 387 8.6% 18 National Tire & Batery 6 40 0.5% 4 Red Lobster 21 155 3.0% 19 Wendy's 8 27 0.5% 5 Burger King 25 80 2.1% 20 REI 2 48 0.5% 6 Bahama Breeze 10 92 2.0% 21 Seasons 52 2 18 0.5% 7 Buffalo Wild Wings 19 117 1.9% 22 Chick-Fil-A 7 34 0.5% 8 KFC 33 95 1.9% 23 Panera 6 30 0.4% 9 Bob Evans 16 88 1.7% 24 McDonald's 5 23 0.4% 10 BJ's Restaurant 11 89 1.6% 25 McAlister's Deli 4 15 0.4% 11 Arby's 15 47 1.0% 26-95 Other 100 453 7.3% 12 Outback Steakhouse 8 51 0.9% Total Lease Portfolio 843 5,404 100% 13 Texas Roadhouse 10 73 0.8% 14 Starbucks 12 26 0.8% 15 Verizon 11 30 0.7%

| FCPT | SEPTEMBER 202125 GLOSSARY AND NON-GAAP DEFINIT IONS This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 6/30/2021 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non- GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non- GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated once annually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non- FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Recurring capital expenditures and tenant improvements AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease. Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

| FCPT | SEPTEMBER 202126 RECONCIL IATION OF NET INCOME TO ADJUSTED EBITDAR E ___________________________ 1. See glossary on page 25 for non-GAAP definitions. ($000s, except shares and per share data) Unaudited 2021 2020 2021 2020 Net Income 20,180$ 18,520$ 40,802$ 37,856$ Adjustments: Interest expense 8,384 7,319 16,017 14,322 Income tax expense 71 64 134 125 Depreciation and amortization 8,388 7,093 16,624 14,148 EBITDA(1) 37,023 32,996 73,577 66,451 Adjustments: Gain on dispositions and exchange of real estate - - (431) - Provision for impairment of real estate - - - - EBITDAre (1) 37,023 32,996 73,146 66,451 Adjustments: Real estate transaction costs 42 109 70 132 Gain or loss on extinguishment of debt - - - - Adjusted EBITDAre (1) 37,065 33,105 73,216 66,583 Annualized Adjusted EBITDAre 148,260$ 132,420$ 146,433$ 133,165$ Three Months Ended June 30, Six Months Ended June 30,

| FCPT | SEPTEMBER 202127 INVESTOR PRESENTATION | SEPTEMBER 2021 www.fcpt .com FOUR CORNERS PROPERTY TRUST N YS E : F C P T